SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 12, 2002


                                PVF Capital Corp.
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               (Exact Name of Registrant as Specified in Charter)

   Ohio                                    No. 0-24948           34-1659805
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(State or Other Jurisdiction       Commission File Number       (I.R.S. Employer
    of Incorporation)                                        Identification No.)

             30000 Aurora Road, Solon, Ohio                44139
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             (Address of Principal Executive Offices)      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
            ----------------------------------------------

     On January 22, 2002, PVF Capital Corp.  (the  "Registrant")  dismissed KPMG
LLP ("KPMG") as its independent auditors. Such dismissal was to be effective upon KPMG's completion of its review of the Registrant's Quarterly Report on Form 10-Q for the Quarter Ended December 31, 2001. On January 22, 2002, the Registrant engaged Crowe Chizek and Company, LLP ("Crowe Chizek") as its successor independent audit firm. The Registrant's dismissal of KPMG and engagement of Crowe Chizek was approved by the Registrants' Audit Committee and approved by the Registrant's Board of Directors on January 22, 2002. KPMG completed its review of the Registrant's Form 10-Q on February 12, 2002, on which date the dismissal of KPMG became effective.

     KPMG served as the Registrant's independent accountants to audit the Registrant's two most recent fiscal year ends. KPMG's reports on the Registrant's financial statements for each of those years (fiscal years ended June 30, 2001 and 2000) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant's two most recent fiscal year ends (fiscal years ended June 30, 2001 and 2000) and the subsequent interim period from July 1, 2001 through February 12, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

     The Registrant has provided KPMG with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Registrant requested that KPMG deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. KPMG's letter is filed herewith as Exhibit 16.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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Exhibit 16                 Letter of KPMG LLP

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PVF CAPITAL CORP.



                                     By:/s/ C. Keith Swaney
                                        ----------------------------------------
                                        C. Keith Swaney
                                        President and Chief Operating Officer
                                        (Duly Authorized Representative)


Dated:  February 13, 2002